UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

ABERDEEN STANDARD GOLD ETF TRUST

(Exact name of registrant as specified in its charter)

New York	001-34441	26-4587209
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aberdeen Standard Investments ETFs Sponsor LLC 712 Fifth Avenue, 49th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(844) 383-7289
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Aberdeen Standard Physical Gold Shares ETF	SGOL	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Depositary Trust Agreement

On June 11, 2019, Aberdeen Standard Investments ETFs Sponsor LLC, the sponsor (the “Sponsor”) of the Aberdeen Standard Gold ETF Trust (the “Trust”), entered into an Amendment (the “DTA Amendment”) to the Depositary Trust Agreement with The Bank of New York Mellon, in its capacity as Trustee of the Trust (the “Trustee”). The DTA Amendment reflects the following changes, effective as of the close of business on June 20, 2019, as approved and directed by the Sponsor on behalf of the Trust: (1) the addition of London, England as a location where the Trust’s allocated gold may be held by the Trust’s Custodian, JPMorgan Chase Bank, N.A. (the “Custodian”) (the “London Custody Addition”); and (2) the change in the name of the shares issuable by the Trust (the “Shares”) from Aberdeen Standard Physical Swiss Gold Shares ETF to Aberdeen Standard Physical Gold Shares ETF (the “Name Change”).

The foregoing description of the DTA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the DTA Amendment, which is filed as Exhibit 4.1 to this report and is incorporated by reference herein.

Amendment to Allocated Account Agreement and Unallocated Account Agreement

On June 11, 2019, Trustee entered into an Amendment to the Allocated Account Agreement and Unallocated Account Agreement with the Custodian (the “Custody Amendment”). The Custody Amendment reflects the London Custody Addition and Name Change, effective as of the close of business on June 11, 2019, as approved and directed by the Sponsor on behalf of the Trust, and amends both the Allocated Account Agreement and the Unallocated Account Agreement.

The foregoing description of the Custody Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Custody Amendment, which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Depositary Trust Agreement

The information set forth in Item 1.01 relating to the Depositary Trust Agreement dated September 1, 2009, as amended (the “Trust Agreement”), is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
Exhibit 4.1	Third Amendment to the Depositary Trust Agreement dated June 11, 2019

Exhibit 10.1	Amendment to Allocated Account Agreement and Unallocated Account Agreement dated June 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERDEEN STANDARD GOLD ETF TRUST

By: Aberdeen Standard Investments ETFs Sponsor LLC,
Sponsor of the Aberdeen Standard Gold ETF Trust

Date: June 13, 2019	By:	/s/Andrea Melia
Andrea Melia
Chief Financial Officer and Treasurer*

*	The Registrant is a trust and Ms. Melia is signing in her capacities as officer of Aberdeen Standard Investments ETFs Sponsor LLC, the Sponsor of the Registrant.